SUPPLEMENT TO THE CURRENTLY EFFECTIVE PROSPECTUS

 Deutsche Global Infrastructure Fund

The following information replaces similar disclosure under the “Management Fee” sub-heading of the “WHO MANAGES AND OVERSEES THE FUNDS” section of the fund’s prospectus:

Effective October 1, 2015, Deutsche Global Infrastructure Fund pays the Advisor a fee, calculated daily and paid monthly, at the annual rate of 0.900% to $2.0 billion of the fund’s average daily net assets, 0.875% on the next $2.0 billion, 0.825% on the next $2.0 billion, 0.775% on the next $2.0 billion, and 0.750% thereafter.

Please Retain This Supplement for Future Reference

September 16, 2015
PROSTKR-523